UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2011

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Waverly Street

Cambridge, Massachusetts 02139

(Address of principal executive offices) (Zip Code)

(617) 444-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 23, 2011, the U.S. Food and Drug Administration approved INCIVEK™ (telaprevir) tablets for the treatment of treatment-naive and treatment-experienced patients with genotype 1 chronic hepatitis C virus infection in combination with pegylated-interferon and ribavirin.

We have established a wholesale acquisition price for INCIVEK (telaprevir) in the United States of $49,200 for the 12-week course of INCIVEK (telaprevir) therapy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: May 23, 2011	/s/ Kenneth S. Boger
Kenneth S. Boger
Senior Vice President and Chief Legal Officer